Exhibit 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(l)

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

October 24, 2000                CAXTON INTERNATIONAL LIMITED

                                By: /s/ Joseph Kelly
                                    ---------------------------------------
                                    Name: Joseph Kelly
                                    Title: Vice President and Treasurer

                                By: /s/ Maxine Taylor-Swain
                                    ---------------------------------------
                                    Name: Maxine Taylor-Swain
                                    Title: Assistant Secretary


                                CAXTON EQUITY GROWTH LLC

                                By: /s/ Scott B. Bernstein
                                    ---------------------------------------
                                    Name: Scott B. Bernstein
                                    Title: Secretary, Caxton Associates, L.L.C.,
                                           Manager


                                CAXTON EQUITY GROWTH (BVI) LTD.

                                By: /s/ Maxine Taylor-Swain
                                    ---------------------------------------
                                    Name: Maxine Taylor-Swain
                                    Title: Assistant Secretary

                                By: /s/ Scott B. Bernstein
                                    ---------------------------------------
                                    Name: Scott B. Bernstein
                                    Title: Director


                                CAXTON ASSOCIATES, L.L.C.

                                By: /s/ Scott B. Bernstein
                                    ---------------------------------------
                                    Name: Scott B. Bernstein
                                    Title: Secretary

                                GDK, Inc.


                                By: /s/ Maxwell Quin
                                    ---------------------------------------
                                    Name: Maxwell Quin
                                    Title: Vice President


                                By:  /s/ Joseph Kelly
                                    ---------------------------------------
                                    Name: Joseph Kelly
                                    Title: Vice President and Treasurer


                                /s/ Bruce S. Kovner
                                -------------------------------------------
                                Bruce S. Kovner, by Scott B. Bernstein, as
                                Attorney-in-Fact